                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): April 16, 1998


                    NEWCOURT RECEIVABLES CORPORATION II
           (Exact name of registrant as specified in its charter)


          Delaware                       333-36059                35-2010710
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)


     2700 Bank One Tower
     111 Monument Circle
     Indianapolis, Indiana                                     46204
     (Address of principal executive offices)                (Zip Code)

                                 (317) 229-3406
                (Registrant's telephone number, including area code)

                                  Not Applicable
             (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS

     The registrant is filing final forms of the exhibit listed in Item 7(c).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements: None

(b)  Pro Forma Financial Information: None

(c)  Exhibits:


EXHIBIT NO.                  DOCUMENT
----------                   --------
   20                  Monthly Servicer Certificate

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEWCOURT RECEIVABLES CORPORATION II



                                            By:  /s/ Daniel A. Jauernig
                                                 ----------------------
                                                     Daniel A. Jauernig
                                                     Vice President and
                                                   Chief Financial Officer

April 16, 1998

                           EXHIBIT INDEX


EXHIBIT NO.                  DOCUMENT
----------                   --------
   20                   Monthly Servicer Certificate